                                                 Exhibit 24

                              POWER OF ATTORNEY

                                 ARMCO INC.

     The undersigned, in each of my capacities with Armco Inc., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-8 relating to shares of its Common Stock, par value $.01 per share, and to the related preferred stock purchase rights, hereby constitutes and appoints Gary R. Hildreth and Thomas D. Thurman, and each of them individually, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in my name said Registration Statements and any and all amendments thereto (including post-effective amendments), and to file with the Securities and Exchange Commission the same, with all exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and of any such substitute.

     Executed this 29th day of February, 1996.



	/s/ John J. Burns, Jr.
                                    ---------------------------------
                                        John J. Burns, Jr.
                                        Director

                                 POWER OF ATTORNEY

                                    ARMCO INC.


     The undersigned, in each of my capacities with Armco Inc., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-8 relating to shares of its Common Stock, par value $.01 per share, and to the related preferred stock purchase rights, hereby constitutes and appoints Gary R. Hildreth and Thomas D. Thurman, and each of them individually, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in my name said Registration Statements and any and all amendments thereto (including post-effective amendments), and to file with the Securities and Exchange Commission the same, with all exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and of any such substitute.

     Executed this 29th day of February, 1996.



	/s/ Paula H.J. Cholmondeley
                                    ---------------------------------
                                        Paula H.J. Cholmondeley
                                        Director


POWER OF ATTORNEY

ARMCO INC.


	The undersigned, in each of my capacities with Armco Inc., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-8 relating to shares of its Common Stock, par value $.01 per share, and to the related preferred stock purchase rights, hereby constitutes and appoints Gary R. Hildreth and Thomas D. Thurman, and each of them individually, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in my name said Registration Statements and any and all amendments thereto (including post-effective amendments), and to file with the Securities and Exchange Commission the same, with all exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and of any such substitute.

	Executed this 27th day of February, 1996.


                                     /s/ David A. Duke
                                    ---------------------------------
                                             David A. Duke
                                             Director

                            POWER OF ATTORNEY

                                ARMCO INC.


     The undersigned, in each of my capacities with Armco Inc., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-8 relating to shares of its Common Stock, par value $.01 per share, and to the related preferred stock purchase rights, hereby constitutes and appoints Gary R. Hildreth and Thomas D. Thurman, and each of them individually, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in my name said Registration Statements and any and all amendments thereto (including post-effective amendments), and to file with the Securities and Exchange Commission the same, with all exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and of any such substitute.

	Executed this 1st day of March, 1996.



                                     /s/ John C. Haley
                                    ---------------------------------
                                        John C. Haley
                                        Director

                          POWER OF ATTORNEY

                               ARMCO INC.


     The undersigned, in each of my capacities with Armco Inc., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-8 relating to shares of its Common Stock, par value $.01 per share, and to the related preferred stock purchase rights, hereby constitutes and appoints Gary R. Hildreth and Thomas D. Thurman, and each of them individually, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in my name said Registration Statements and any and all amendments thereto (including post-effective amendments), and to file with the Securities and Exchange Commission the same, with all exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and of any such substitute.

     Executed this 29th day of February, 1996.



                                       /s/  Paul H. Henson
                                     -----------------------------------
                                            Paul H. Henson
                                            Director

                              POWER OF ATTORNEY

                                  ARMCO INC.


     The undersigned, in each of my capacities with Armco Inc., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-8 relating to shares of its Common Stock, par value $.01 per share, and to the related preferred stock purchase rights, hereby constitutes and appoints Gary R. Hildreth and Thomas D. Thurman, and each of them individually, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in my name said Registration Statements and any and all amendments thereto (including post-effective amendments), and to file with the Securities and Exchange Commission the same, with all exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and of any such substitute.

     Executed this 27th day of February, 1996.



                                    /s/ Bruce E. Robbins
                                    -----------------------------------
                                    Bruce E. Robbins
                                    Director

                             POWER OF ATTORNEY

                                 ARMCO INC.


     The undersigned, in each of my capacities with Armco Inc., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-8 relating to shares of its Common Stock, par value $.01 per share, and to the related preferred stock purchase rights, hereby constitutes and appoints Gary R. Hildreth and Thomas D. Thurman, and each of them individually, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in my name said Registration Statements and any and all amendments thereto (including post-effective amendments), and to file with the Securities and Exchange Commission the same, with all exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and of any such substitute.

     Executed this 27th day of February, 1995.



                                 /s/ Burnell R. Roberts
                                 -------------------------------------
                                    Burnell R. Roberts
                                    Director

                             POWER OF ATTORNEY

                                 ARMCO INC.


     The undersigned, in each of my capacities with Armco Inc., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-8 relating to shares of its Common Stock, par value $.01 per share, and to the related preferred stock purchase rights, hereby constitutes and appoints Gary R. Hildreth and Thomas D. Thurman, and each of them individually, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in my name said Registration Statements and any and all amendments thereto (including post-effective amendments), and to file with the Securities and Exchange Commission the same, with all exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and of any such substitute.

     Executed this 27th day of February, 1996.



                                    /s/ John D. Turner
                                    ------------------------------------
                                    John D. Turner
                                    Director